UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2025

_______________________

SCILEX HOLDING COMPANY
(Exact name of registrant as specified in its charter)
_______________________

Delaware (State or other jurisdiction of incorporation)	001-39852 (Commission File Number)	92-1062542 (IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303
(Address of principal executive offices, including zip code)

(650) 516-4310

Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $402.50	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, on December 1, 2025, Scilex Holding Company (the “Company”) entered into a Non-Recourse Loan and Securities Pledge Agreement (the “Loan Agreement”) with The St. James Bank & Trust Company Ltd., a corporation existing under the laws of the Bahamas (the “Lender”), pursuant to which the Lender agreed to loan the Company an aggregate principal amount of up to $50 million in one or more tranches (the “Loan”). Pursuant to the terms of the Loan Agreement, the Company agreed to pledge approximately 39.2 million shares of common stock of Datavault AI Inc. (“Datavault”) currently held by Scilex (the “Pledged Securities”) in favor of the Lender as security for the Company’s satisfaction of its obligations thereunder.

On December 8, 2025 the Company and the Lender entered into an amendment to the Loan Agreement (the “Loan Amendment”) pursuant to which the total aggregate principal amount available under the Loan Agreement was increased to $100 million. Additionally, the amount of Pledged Securities was increased to 85.8 million shares of common stock of Datavault. All other terms of the Loan Agreement will continue in full force and effect unamended.

The foregoing summary of the Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above relating to the Loan Amendment is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment to Non-Recourse Loan and Securities Pledge Agreement, dated December 8, 2025, by and between Scilex Holding Company and The St. James Bank & Trust Company Ltd.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

	By:	/s/ Henry Ji
	Name:	Henry Ji
Date: December 12, 2025	Title:	Chief Executive Officer & President